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                                                             EXHIBIT B


                        THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                       NOTEHOLDERS
                                    FEBRUARY 18, 1997
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Principal Distribution Amount
Class A-1 Notes:                            $9,851,339.50  ($119.19 per $1,000 original principal amount)
Class A-2 Notes:                                      $0.00  ($0.00 per $1,000 original principal amount)
Class A-3 Notes:                                      $0.00  ($0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                $122,613.91  ($1.48 per $1,000 original principal amount)
Class A-2 Notes:                                $635,000.00  ($5.29 per $1,000 original principal amount)
Class A-3 Notes:                                $429,433.35  ($5.63 per $1,000 original principal amount)

Note Balance:
   Class A-1 Notes                                                                         $12,717,368.45
   Class A-2 Notes                                                                        $120,000,000.00
   Class A-3 Notes                                                                         $76,343,707.00

Note Pool Factor:
   Class A-1 Notes                                                                              0.1538610
   Class A-2 Notes                                                                              1.0000000
   Class A-3 Notes                                                                              1.0000000

Certificate Balance                                                                        $11,624,943.00

Certificate Pool Factor                                                                         1.0000000

Servicing Fee                                                                                 $192,114.46
Servicing Fee Per $1,000 Note                                                                       $0.66
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